UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2011

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (317) 261-8261

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 15, 2011, as part of its offering of $1 billion aggregate principal amount of 7.375% senior unsecured notes maturing July 1, 2021 (the “Notes”), The AES Corporation (the “Company” or “AES”) entered into the fifteenth supplemental indenture to the Indenture dated December 8, 1998 (the “Base Indenture”) between the Company and Wells Fargo Bank, N.A., as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as trustee (the “Trustee”).

The Notes were issued pursuant to the Base Indenture, as amended by a ninth supplemental indenture dated April 3, 2003 (the “Ninth Supplemental Indenture”) and the fifteenth supplemental indenture dated June 15, 2011 between AES and the Trustee (the “Fifteenth Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”).

Interest on the Notes accrues at a rate of 7.375% per year from June 15, 2011 and is payable on January 1 and July 1 of each year, beginning January 1, 2012. Prior to the 30th day before the maturity date of the Notes, the Company may redeem some or all of the Notes at par, plus a “make-whole” amount set forth in the Fifteenth Supplemental Indenture, which is attached as Exhibit 99.1 to this Current Report on Form 8-K. On or after the 30th day prior to the maturity date of the Notes, the Company may redeem some or all of the Notes at par.

Upon a Change of Control (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101% of principal, plus accrued interest. The Indenture also contains covenants restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The Base Indenture and the Ninth Supplemental Indenture are incorporated by reference as exhibits to this Current Report on Form 8-K. The foregoing discussion of the terms of the Notes is only a summary and is qualified in its entirety by reference to the Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

On June 15, 2011, The AES Corporation closed on the offering of $1 billion aggregate principal amount of senior notes maturing July 1, 2021. The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Exhibit Description

4.1	Senior Indenture, dated as of December 8, 1998, between The AES Corporation and Wells Fargo Bank, National Association, as successor to Bank One, National Association (formerly known as The First National Bank of Chicago) (incorporated by reference to Exhibit 4.01 of the Company’s Form 8-K filed on December 11, 1998)

4.2	Ninth Supplemental Indenture, dated as of April 3, 2003, between The AES Corporation and Wells Fargo Bank, National Association (as successor by consolidation to Wells Fargo Bank Minnesota, National Association) (incorporated herein by reference to Exhibit 4.6 of the Company’s Form S-4 filed on December 7, 2007)

4.3	Fifteenth Supplemental Indenture, dated as of June 15, 2011, between The AES Corporation and Wells Fargo Bank, National Association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: June 15, 2011	By:	/s/ Willard C. Hoagland, III
	Name:	Willard C. Hoagland, III
	Title:	Vice President and Treasurer